                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2002
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               CSX Trade Receivables Corporation on behalf of the
                       CSX Trade Receivables Master Trust
          (Issuer in respect of the CSX Trade Receivables Master Trust
       6.00% Trade Receivables Participation Certificates, Series 1998-1)
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             (Exact name of registrant as specified in its charter)

              Delaware                  000-25567                59-3168541
              --------                  ---------                ----------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)          File No.)           Identification No.)

                     Route 688
                    P.O. Box 87
                 Doswell, Virginia                                 23047
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     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (804) 876-3220
                                                           --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

            The Registrant is filing the exhibit listed in Item 7 below.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibit 7.1 Monthly Statement for the 6.00% Trade Receivables Participation Certificates, Series 1998-1 with respect to the April 25, 2002 Distribution Date.

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the CSXT Trade Receivables Master Trust by the undersigned, hereunto duly authorized.

                                            CSXT TRADE RECEIVABLES MASTER TRUST

                                        By: CSX TRADE RECEIVABLES CORPORATION



                                            /s/David H. Baggs
                                            -----------------
                                            David H. Baggs
                                            President and Treasurer

Date: May 8, 2002

                                  EXHIBIT LIST
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Exhibit
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7.1 Monthly Statement for the 6.00% Trade Receivables Participation Certificates, Series 1998-1 with respect to the April 25, 2002 Distribution Date